SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as perrmitted by
         Rule 14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         Baltic International USA, Inc.
               (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
       and 0-11.

       1)   Title of each class of securities to which transaction applies:
            _________________________________________________________________
       2)   Aggregate  number of securities to which  transaction applies:
            _________________________________________________________________
       3)   Per unit price or other underlying value of transaction
            computed pursuant to Exchange Act Rule 0-11 (set  forth
            the  amount  on which the filing fee is calculated  and
            state how it was determined):
            _________________________________________________________________
       4)   Proposed maximum aggregate value of transaction:
            _________________________________________________________________
       5)   Total fee paid:
            _________________________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided
       by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount Previously Paid:
            ________________________________________________
       2)   Form, Schedule or Registration Statement No.:
            ________________________________________________
       3)   Filing Party:
            ________________________________________________
       4)   Date Filed:
            ________________________________________________

                 BALTIC INTERNATIONAL USA, INC.
               1990 Post Oak Boulevard, Suite 1630
                   Houston, Texas  77056-3813



            Notice of Annual Meeting of Stockholders

                   To Be Held on June 6, 1996





      Notice is hereby given that the 1996 Annual Meeting of Stockholders of Baltic International USA, Inc. ("Company") will be held at the University Club, Library Room, 5051 Westheimer, Post Oak Tower, Suite 355, Houston, Texas at 9:00 a.m. on June 6, 1996 for the following purposes:

     1.   To elect seven directors;

     2. To ratify the selection of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending December 31, 1996;

     3.   To approve and ratify an amendment to the 1992 Equity
          Incentive Plan; and

     4. To transact such other business as may properly come before the meeting.

      Common stockholders of record at the close of business on May 14, 1996 will be entitled to notice of and to vote at the meeting.



                                   By Order of the Board of Directors


                                   /s/ Jo Ann Johnson

                                   Jo Ann Johnson, Secretary




May 24, 1996

                 BALTIC INTERNATIONAL USA, INC.
               1990 Post Oak Boulevard, Suite 1630
                   Houston, Texas  77056-3813

                  (Principal Executive Office)



                         PROXY STATEMENT
                 Annual Meeting of Stockholders


                          INTRODUCTION

      This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Baltic International USA, Inc. ("Company") for use at the 1996 Annual Meeting of Stockholders of the Company ("Meeting") to be held at the University Club, Library Room, 5051 Westheimer, Post Oak Tower, Suite 355, Houston, Texas at 9:00 a.m. on June 6, 1996, and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 17, 1996.

     The close of business on May 14, 1996, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the record date, there were 5,937,068 shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding.

      The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Meeting, the shareholders present at the meeting or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Meeting.

     With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect.
Stockholders may not cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for approval of Items 2 and 3. Abstentions will have the same effect as a vote against a proposal.

      Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors, the ratification of auditors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for other "non-discretionary" items without specific instructions from the beneficial owners. Under applicable Texas law, broker non-votes will have no effect on any of the proposals.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (i) TO ELECT SEVEN DIRECTORS (ii) TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996; (iii) TO APPROVE AND RATIFY THE AMENDMENT TO THE 1992 EQUITY INCENTIVE PLAN; AND (iv) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Meeting.


                                  1

                          ANNUAL REPORT

      The Annual Report on Form 10-KSB covering the Company's fiscal year ended December 31, 1995, including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for solicitation of proxies.

      The Company will provide exhibits to its Annual Report on Form 10-KSB, upon payment of the reasonable expenses incurred by the Company in furnishing such exhibits, upon written request to the Secretary of the Company, at 1990 Post Oak Boulevard, Suite 1630, Houston, Texas 77056-3813.

                             ITEM I

                    TO ELECT SEVEN DIRECTORS

Directors and Nominees

      The directors are elected annually by the stockholders of the Company and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors. The stockholders will elect seven directors for the coming year. All of the director nominees, except for James W. Goodchild, presently serve as directors of the Company. Mr. Goodchild serves as chief operating and financial officer of the Company. There is no family relationship between or among any of the directors, director nominees and executive officers of the Company.

      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the director nominees listed herein. Although the Board of Directors of the Company does not contemplate that any of the director nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

      Robert L. Knauss (age 64). Mr. Knauss has served as chief executive officer since January 1994. Mr. Knauss also serves as a member of the board of Baltic International Airlines ("BIA"). Mr. Knauss served as Dean of the University of Houston Law Center from 1981 through December 1993. Mr. Knauss was involved in establishing the relationship between the University of Houston Law Foundation and the former Soviet Union in 1991 whereby the University of Houston Law Foundation assisted the former Soviet Union in creating the Petroleum Legislation Project, and was involved with the government of Russia in the development of privatization legislation. Mr. Knauss has served as a director of Equus Investments, Inc. since 1984, as one of the two United States directors for the Mexico Fund since 1985, and as a director of Allwaste, Inc. since 1986. Securities of the Mexico Fund, Allwaste, Inc. and Equus Investments, Inc. are registered under the Exchange Act. Mr. Knauss is a graduate of Harvard University and the University of Michigan Law School. Mr. Knauss has traveled extensively to the former Soviet Union.

      Mr. Knauss has served as chairman of the board of the Company since its inception in March 1991. Mr. Knauss is also a member of the Executive Committee.

      Homi M. Davier (age 47). Mr. Davier served as president of the Company since its inception in March 1991 until August 1995. Mr. Davier has served as a director and as the Company's managing director to BIA since June 1991. Mr. Davier served as senior traffic assistant of Air India from April 1971 to May 1975, and assisted in the start-up of Gulf Air in Oman and in the start-up of the Middle Eastern operations of Air Bangladesh and Sabena Belgian Airlines. Mr. Davier has served as chairman of the board and president of Capricorn Travel and Tours, Inc. since April 1983. Mr. Davier is the founder and president of Capricorn Computers, established in 1985, which developed and markets the Capri 2020, a revenue accounting and management report system for travel agencies. Mr. Davier has been chief executive officer of Travel Stop, a Houston-based retail travel outlet, since 1990. Mr. Davier graduated from Hislop College in Nagpur, India

      Mr.  Davier  has been a director of the Company  since  its
inception  in  March 1991.   Mr. Davier is also a member  of  the
Executive Committee.

                                  2

      Paul R. Gregory (age 54). Dr. Gregory served as treasurer, on a part-time basis, of the Company since its inception in March 1991 until August 1995. Dr. Gregory also serves as a member of the board of BIA. Dr. Gregory is the Cullen Professor of Economics and Finance at the University of Houston where he has been a faculty member since 1972. Dr. Gregory was involved in creating the Petroleum Legislation Project with Russia and he served as project coordinator of the Russian Securities Project in conjunction with the Russian State Committee for Property Management and the various Russian stock exchanges. Dr. Gregory serves as advisor to a number of major United States corporations on their Russian business activities, and has been active in the former Soviet Union for 25 years. Dr. Gregory has served as chairman of the board of Amsovco International Consultants, Inc. since 1988. Dr. Gregory has also served as a consultant to the World Bank. Dr. Gregory graduated from Harvard University with a Ph.D. in economics and is fluent in Russian and German. Dr. Gregory is the author of a text on the Soviet and Russian economies

      Dr. Gregory has served as vice chairman of the board of the Company since its inception in March 1991. Dr. Gregory is also a member of the Executive Committee.

      Juris Padegs (age 64). Mr. Padegs serves as vice chairman of the board of BIA. Mr. Padegs has served as a managing director of Scudder, Stevens & Clark, an international investment and management firm, since 1985 and has been employed with Scudder, Stevens & Clark since 1964. Mr. Padegs is the director of a number of international investment companies, including Scudder New Europe Fund and Scudder New Asia Fund. Mr. Padegs is the chairman and director of the Korea Fund, the Brazil Fund, and the First Iberian Fund. Mr. Padegs was born in Latvia and holds a Bachelor of Arts and a law degree from Yale University. Mr. Padegs is fluent in Latvian and German. In July 1994, he was appointed by President Clinton to the board of the Baltic American Enterprise Fund, a $50 million fund to promote private enterprise in the Baltic States.

     Mr. Padegs has been a director of the Company since December
1993.   Mr.  Padegs is also a member of the Audit  Committee  and
Compensation Committee.

      Ted Reynolds (age 65). Mr. Reynolds has been president of Houston Grain Company since 1983 and vice president of Mid-America Grain Commodities since 1976. He recently formed and is owner of Red River Grain Company. He is actively involved in various international business transactions. Mr. Reynolds is a graduate of Texas Christian University.

      Mr. Reynolds has been a director of the Company since 1993.
Mr. Reynolds is also a member of the Audit Committee and Compensation Committee.

      Morris A. Sandler (age 49). Mr. Sandler has served as executive vice president-strategic relations and director of Global TeleSystems Group, Inc., an independent telecommunications company in Russia, since 1994. From 1990 to 1994, Mr. Sandler was an employee of Alan B. Slifka and Company. From 1984 to 1994 he was a general partner of Griffis Sandler & Co., an international private investment banking firm. Mr. Sandler served as vice president and director of marketing of the merchant banking firm of J. Aron & Company, Inc. from 1976 until its acquisition by Goldman, Sachs & Co. ("Goldman Sachs") in 1981, at which time he became a vice president of Goldman Sachs, which position he held until 1984. He has also served as a director of Vesta Technology, Ltd. since 1986. Mr. Sandler received a B.A. degree from Cornell University in 1969, and an M.B.A. from the University of Chicago Graduate School of Business in 1976.

      Mr.  Sandler has been a director of the Company since 1995.
Mr. Sandler is also a member of the Audit Committee and Compensation Committee.

      James W. Goodchild (age 40). Mr. Goodchild has served as chief operating officer since October 1994 and as chief financial officer of the Company since September 1993. Mr. Goodchild served as the Company's vice president of finance and development from July 1992 to August 1993. From August 1989 through June 1992, Mr. Goodchild attended the University of Houston where he acquired a B.A. degree in Russian and Soviet Studies, and a B.A. degree in International Relations. Mr. Goodchild is fluent in Russian. Mr. Goodchild was project administrator of the Russian Petroleum Legislation Project from July 1992 to December 1992. From 1984 to March 1989, Mr. Goodchild was employed with MCorp, formerly a Dallas-based bank holding company, where he served as senior vice president and manager of credit administration of MCorp's Collection Bank. Additionally, Mr. Goodchild acquired a B.S. degree in finance from the University of Houston in 1978.

                                  3

Board of Directors, Committees and Meetings

      The Board of Directors held two meetings in 1995, and each director of the Company was in attendance. The Executive Committee of the Board reviews and monitors the operating decisions and strategies of management. The Executive Committee held two meetings during 1995. The Audit Committee reviews and reports to the Board on the financial results of the Company's operations and the results of the audit services provided by the Company's independent accountants, including the fees and costs for such services. The Audit Committee held one meeting during 1995. The Compensation Committee reviews compensation paid to management and recommends to the Board of Directors appropriate executive compensation. The Compensation Committee held two meetings during 1995.

Director Compensation

      Outside directors are entitled to receive options to purchase 10,000 shares in their first year of service and 5,000 shares of Common Stock per year thereafter as compensation and reimbursement of out-of-pocket expenses to attend board meetings. Messrs. Padegs and Reynolds have each received options to purchase 5,000 shares of Common Stock pursuant to this arrangement. In addition, Mr. Padegs received an option to purchase 5,000 shares of Common Stock for consulting services rendered. Such options are exercisable for $1.125 per share and expire in October 1999. In December 1995, Messrs. Padegs, Reynolds and Sandler each received options to purchase 15,000 shares of Common Stock at a price of $1.375 per share pursuant to this arrangement. Also in December 1995, Messrs. Davier and Gregory each received options to purchase 50,000 shares at a price of $1.375 per share for services rendered. Such options expire in December 2000. In addition, consulting fees in the amount of $10,000, $20,000 and $0 respectively, were paid to Capricorn Travel, a Company controlled by Mr. Davier, during 1993, 1994 and 1995.

Reports

      In April 1994, the Company's Common Stock was registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and Messrs. Knauss, Gregory, Davier, Padegs, Reynolds and Goodchild, and Ms. Johnson became subject to the filing and reporting requirements of Section 16(a) of the Exchange Act. In October 1994, Mr. Glenister became subject to such requirements. In August 1995, Mr. Sandler became subject to such requirements.

      THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND RECOMMENDS A VOTE FOR SUCH ELECTION. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                               ITEM 2

     TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT
             AUDITORS OF THE COMPANY FOR THE FISCAL YEAR
                      ENDING DECEMBER 31, 1996

      The Board of Directors has approved the engagement of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 1996 consolidated financial statements. The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending December 31,
1996. The engagement of BDO Seidman, LLP for audit services has been approved by the Board itself.

       BDO Seidman LLP's report on the Company's consolidated financial statements for 1995 contained a modified opinion to reflect that incurred losses from operations have raised substantial doubt about the ability of the Company to continue as a going concern. There have been no disagreements with the independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The independent auditors' report did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In the event the appointment of BDO Seidman, LLP as independent accountants for fiscal 1996 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other accountants for the following year. However, because of the difficulty in making any substitution of accountants so long after the beginning of the current fiscal year, it is contemplated that the appointment for fiscal 1996 will be permitted to stand unless the Board of Directors finds other good reason for making a change.

                                  4

      Representatives of BDO Seidman, LLP are expected to be present at the Meeting, with the opportunity to make a statement if desired to do so. Such representatives are also expected to be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS HAS RECOMMENDED THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK ENTITLED TO VOTE AND REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                               ITEM 3

     TO APPROVE AND RATIFY AN AMENDMENT TO THE 1992 EQUITY STOCK
                           INCENTIVE PLAN

      In September 1992, the Board of Directors of the Company adopted the 1992 Equity Incentive Plan ("Plan"), which Plan was approved and ratified by the stockholders of the Company in February 1994. The Plan, as amended in August 1995, authorized the grant thereunder of options to purchase up to 800,000 shares of Common Stock of the Company. In December 1995, the Board of Directors
determined it to be in the best interest of the Company that the Plan be amended to increase the number of shares subject to the Plan to 1,500,000 and to add evergreen provisions to the Plan. The effect of this increase will be to allow the Company to grant additional options to current and future executives and other employees, and for general business purposes. As of the record date, options to purchase 602,800 shares were outstanding under the Plan. The granting of any additional options under the Plan could have the effect of diluting earnings per share of Common Stock and reducing book value per share of Common Stock.

      In December 1995, the Board of Directors approved these amendments to the Plan, and registered the shares subject to the Plan under the Securities Act of 1933 pursuant to a registration statement on Form S-8. See "Compensation - Stock Options." The Board of Directors is seeking approval and ratification of these amendments from the Company's stockholders. All of the directors of the Company nominated for election at the Meeting hold options granted pursuant to the Plan.
Description of Plan

      Below is a summary of the principal provisions of the Plan, as
amended.   Copies of the Plan are available upon written request  to
the Company.

General Information

      The Plan was adopted by the Board of Directors of the Company in September 1992 and was approved and ratified by the stockholders of the Company in February 1994. The Plan was amended by the Board of Directors in March 1995 and such amendment was approved and ratified by the stockholders of the Company in August 1995. The Plan was amended again by the Board of Directors in December 1995. The Plan provides for the issuance of up to 1,500,000 shares of the Company's Common Stock, par value $.01 per share, pursuant to awards granted under the Plan. Effective December 1, 1995 and continuing through September 1997, upon exercise of any outstanding Option, whether partial or in full, the shares of Common Stock allocable to the exercised portion of such Option may again be available for option grants under the Plan and the sum of the number of shares subject to issued and outstanding Options plus the number of shares available for Option grants shall remain constant at 1,500,000. In the event that any outstanding Option shall for any reason expire or terminate without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. The purpose of the Plan is to advance the interests of the Company by enhancing its ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company through ownership of shares of the Company's Common Stock. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Administration

      The Plan is administered by the Compensation Committee of the Board of Directors consisting of not less than two members. The Committee has authority to: (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is canceled, grant another Award in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from

                                  5

time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     The Committee currently consists of three members, one of which is also an employee of the Company. All members of the Committee have received awards under the Plan. The members of the Committee are appointed by and serve at the pleasure of the Board of Directors, which may from time to time change the Committee's membership.

Securities Subject to the Plan

      The aggregate number of shares of Common Stock that may be delivered under the Plan is 1,500,000, subject to adjustment in the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends. Effective December 1, 1995 and continuing through September 1997, upon exercise of any outstanding Option, whether partial or in full, the shares of Common Stock allocable to the exercised portion of such Option may again be available for option grants under the Plan and the sum of the number of shares subject to issued and outstanding Options plus the number of shares available for Option grants shall remain constant at 1,500,000. In the event that any outstanding Option shall for any reason expire or terminate without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants. Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

Employees Who May Participate in the Plan

      Participants under the Plan include persons who are employees of the Company and other persons or entities who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company.

Purchase of Securities Pursuant to the Plan and Payment for Securities Offered

      Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan. ISOs shall be awarded to Employees.

      Exercise  Price.   The exercise price of  an  Option  will  be
determined by the Board subject to the following:

      (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

      (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the stock issued.

      (3) The Board may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

     Duration of Options. The latest date on which an Option may be exercised will be the seventh anniversary (third anniversary, in the case of an ISO granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier dates as may have been specified by the Board at the time the Option was granted.

     Exercise of Options. An Option will become exercisable at such time or times, and on such conditions as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Option may be exercised.

      Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by
(1) any documents required by the Board and (2) payment in full for the number of shares for which the Option is exercised.

      Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to an order of the Company or (2) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an

                                  6

ISO,  by  the
Board at or after grant of the Option), (i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (ii) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, and (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price,
(iv) by any combination of the permissible forms of payment; provided that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's personal check or promissory note.

     Discretionary Payments. If the market price of shares of Stock subject to an Option exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

      Loans. The Company may make a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Board will have full authority to decide whether to make a Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

      Supplemental Grants. In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under the Plan. Any payment of a Supplemental Grant will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

      No Award may be granted under the Plan after September 1997, but Awards previously granted may extend beyond that date.

      Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

      The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the plan to continue to qualify for the award of ISOs under section 422 of the Code and to continue to qualify under Rule 16b-3 promulgated under
Section 16 of the Exchange Act.

Tax Effects of Plan Participation

      The discussion below describes certain federal income tax aspects of Awards which may be made under the Plan, based upon federal income tax laws in effect on the date hereof. The summary below does not purport to be an exhaustive discussion of all federal income tax aspects of the ownership and exercise of the Awards, and no information is provided with respect to estate, inheritance, state or local tax laws, although there may be certain tax consequences under those laws upon the receipt or exercise of an Award or upon the disposition of property acquired upon exercise or in connection with an Award.

     The exact federal income tax treatment of Awards will depend on the specific nature of any such Award. Such an Award may, depending on the conditions applicable to the Award, be taxable as an option, an Award of restricted or unrestricted stock, an Award which is payable in cash, or otherwise. Tax consequences will also vary depending upon whether the recipient of the Award is permitted, as authorized by the Plan, to pay the exercise or purchase price of Awards or applicable withholding taxes by delivering previously owned shares or having shares withheld. Since tax considerations will also vary with individual circumstances, Participants are advised to consult their personal tax advisors with regard to all possible tax consequences arising from the grant or exercise of an Award and the ownership or disposition of stock or other property acquired upon exercise of or in connection with an Award.

                                  7

      The Plan is not a qualified pension, profit-sharing or stock bonus plan under Section 401(a) of the Code. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

      Incentive Stock Options. A grantee will generally have no taxable income upon either the grant or exercise of an incentive stock option. If the grantee does not dispose of shares acquired pursuant to the exercise of an incentive stock option within two years of the grant or one year of the exercise, any gain or loss realized in their subsequent disposition will be capital gain or loss. If such holding period requirements are not satisfied, the grantee will generally realize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise (or if less, the amount realized upon disposition) over the option price. Any remaining gain is taxed as long-term or short-term capital gain.

      Non-qualified Stock Options. The grant of a non-qualified stock option generally is not a taxable event for the optionee. Upon exercise of the option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee in the year in which such taxable income is recognized and the Company is required to withhold federal income taxes with respect to any amounts included in the employee's taxable income.

      If an optionee pays the exercise price with shares of previously acquired Common Stock, no gain or loss will be recognized upon the disposition of those previously acquired shares. Shares received by the optionee, equal in number to the previously acquired shares used to pay the exercise price, will have the same basis and holding period as the previously acquired shares. The remaining shares received will have a basis equal to their fair market value as of the date of exercise and the holding period for such additional shares will commence as of the date of exercise.

     Restricted Stock Awards. A grant of restricted stock generally is not a taxable event for the grantee. However, when the applicable restrictions lapse, the grantee generally will recognize ordinary income equal to the excess of the fair market value of such stock on the date of lapse over the amount, if any, paid for such stock. Alternatively, the grantee may file an election under
Section 83(b) of the Code, in which case the grantee will recognize ordinary income on the date of grant equal to the excess of the fair market value of such stock on the date of grant over the amount, if any, payable for such stock. An election under Section 83(b) of the Code must be made within 30 days of grant.

      Withholding Taxes. The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

      In the case of an Award pursuant to which Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

      If at the time an ISO is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     If the employee pays applicable withholding taxes by having the Company withhold shares of Common Stock otherwise issuable upon exercise of an Award, the employee will recognize ordinary income on the date of exercise equal to the difference between the exercise price and the fair market value of all shares with respect to which the Award is exercised, including those shares withheld by the Company. If the employee pays such taxes by surrendering shares of previously acquired Common Stock, the employee wil be treated as having disposed of those shares in a taxable transaction and will recognize capital gain or loss equal to the difference between the tax basis of such shares and the fair market value of such shares on the date such shares are surrendered to the Company.

      Stock Sales. If an employee sells shares of Common Stock acquired pursuant to the Plan, the employee generally will recognize capital gain or loss equal to the difference between the sales prices and the tax basis of such shares. Such gain or loss will be long-term or short-term, depending upon whether the holding period for such shares is greater or less than one year.

                                  8

Withdrawal from the Plan; Assignment of Interest

      Death. All Options held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no even, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to Participant's death. Except as otherwise determined by the Board, all Options held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

      Except as otherwise determined by the Board, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant).

      Any payment or benefit under a Supplemental Grant to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Board.

     Termination of Service (Other Than By Death). If a Participant who is an Employee ceases to be an Employee for any reason other than death, or if there is a termination (other than by reason of death) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), the following will apply:

      Except as otherwise determined by the Board, all Options held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Board may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to a Participant's termination. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

      Except as otherwise determined by the Board, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant).

      Any payment or benefit under a Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award canceled as of the date of such Status Change unless otherwise determined by the Board.

       Certain Corporation Transactions. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Awards will terminate as of the effective date of the covered transaction, and the following rules shall apply:

      The Board may, in its sole discretion, prior to the effective date of the covered transaction, (1) make each outstanding Option exercisable in full, (2) remove the restrictions from each outstanding share of Restricted Stock, (3) cause the Company to make any payment and provide any benefit each outstanding Supplemental Grant which would have been made or provided with the passage of time had the transaction not occurred and the Participant not suffered a Status Change (or died), and (4) forgive all or any portion of the principal of or interest on a Loan.

      If an outstanding Award is subject to performance or other conditions (other than conditions relating to the mere passage of time and continued employment) which will not have been satisfied at the time of the covered transaction, the Board may in its sole discretion remove such conditions. If it does not do so, however, such Award will terminate as of the date of the covered transaction.

                                  9

     With respect to an outstanding Award held by a participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, the Board may arrange to have such surviving or acquiring corporation or affiliate grant to the Participant a replacement award which, in the judgment of the Board, is substantially equivalent to the Award.

      No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

      THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENTS TO THE 1992 EQUITY INCENTIVE PLAN AND RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF SUCH AMENDMENTS. SUCH APPROVAL AND RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK ENTITLED TO VOTE AND REPRESENTED IN PERSON OR BY PROXY AT THE MEETING.

                                 10

                         EXECUTIVE OFFICERS

     The following table lists the present executive officers of the Company as of the date hereof and the capacities in which they serve:

     Name of Individual                 Capacity
     ------------------                 --------
     Robert L. Knauss                   Chief Executive Officer
     James   W.  Goodchild              Chief Operating and Financial Officer
     Thomas E. Glenister                President, Aviation Group
     Jo Ann Johnson                     Secretary

      Biographical information with respect to Messrs. Knauss and Goodchild is provided under Item 1 above. Officers are elected by and serve at the direction and discretion of the Board of Directors. There are no family relationships between or among any executive officers, directors or director nominees.

      Thomas E. Glenister (age 46). Mr. Glenister has served as president of the aviation group for the Company since October 1994 and is the Company's liaison to BIA and serves as the Company's advisor to BIA. From September 1988 through September 1994, Mr. Glenister was employed by Northwest Airlines. While at Northwest Airlines, Mr. Glenister was the director of several major business development projects including the establishment of a heavy maintenance facility at Shanghai, China and the construction of a heavy maintenance facility at Duluth, Minnesota. In addition to project management responsibility, Mr. Glenister had public relations and financial planning responsibility for these project. Mr. Glenister also had considerable experience at Northwest Airlines in the areas of flight operations and marketing. Mr. Glenister developed the first all computer based pilot training program and marketed it worldwide. Prior to joining Northwest Airlines, Mr. Glenister served for 21 years in the U.S. Air Force. Mr. Glenister received an MBA from New Hampshire College and a B.S. degree in business management from the University of New Hampshire.

      Jo Ann Johnson (age 38). Ms. Johnson has served as executive assistant for the Company since January 1993 and as secretary since October 1993. Prior thereto, Ms. Johnson was employed by the University of Houston Law Center since 1984 in the capacity of assistant director of the Russian Petroleum Legislation Project and as executive assistant to the Dean of the University of Houston Law Center.

                           STOCK OWNERSHIP

      The following table sets forth, as of May 14, 1996, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company who beneficially owns more than 5% of the Company's outstanding Common Stock; (ii) each director and director nominee; (iii) all named executive officers; and (iv) all directors and officers as a group:

                                          Shares Beneficially Owned
                                          -------------------------
Name of Beneficial Owner(1)                 Number       Percent
                                            ------       -------
Citibank (Switzerland)                    1,000,000        16.93
Paul R. Gregory                             742,000(2)     12.09
Robert L. Knauss                            672,000(3)     11.07
Homi M. Davier                              615,000(4)     10.21
Richard H. Gibson                           378,331(5)      6.02
Juris Padegs                                235,333(6)      3.93
James Goodchild                             155,334(7)      2.56
Morris Sandler                               95,000(8)      1.59
Ted Reynolds                                 70,000(9)      1.18
Thomas Glenister                             66,667(10)     1.12
Jo Ann Johnson                               19,000(11)     0.32
All directors, director nominees
  and officers as a group
  (9 persons)                             2,670,334(12)    39.06

                                  11

 (1) The business address of each individual is the same as the address of the Company's principal executive offices except for Citibank (Switzerland) whose business address is P. O. Box 244, Zurich, Switzerland CH-8021; Mr. Gibson whose business address is 2321 A. West Loop 281, Longview, Texas 75604; Mr. Padegs whose business address is 345 Park Avenue, New York, New York 10154; Mr. Reynolds whose business address is 1300 Post Oak Boulevard, Suite 770, Houston, Texas 77056; and Mr. Sandler whose business address is 477 Madison Avenue, 8th Floor, New York, New York 10022.
 (2) Includes an aggregate of 233,000 shares subject to options and warrants which are currently exercisable.
 (3) Includes an aggregate of 142,000 shares subject to options and warrants which are currently exercisable and 25,000 shares to be issued for services rendered.
 (4) Includes an aggregate of 115,000 shares subject to options and warrants which are currently exercisable.
 (5) Includes an aggregate of 378,331 shares subject to options and warrants which are currently exercisable.
 (6) Includes and aggregate of 85,333 shares subject to options, warrants and Preferred Stock which are currently exercisable.
 (7) Includes 138,667 shares subject to options, warrants and Preferred Stock which are currently exercisable, and 16,667 shares to be issued for services rendered..
 (8) Includes 70,000 shares subject to options and a warrant which are currently exercisable.
 (9) Includes 20,000 shares subject to options which are currently exercisable.
 (10) Includes 40,000 shares subject to options and warrants which are currently exercisable and 26,667 shares to be issued for services rendered.
 (11) Includes 19,000 shares subject to options which are currently exercisable.
 (12) Includes an aggregate of 863,000 shares subject to options, warrants and Preferred Stock which are currently exercisable and 68,334 shares to be issued for services rendered.

                            COMPENSATION

      The following table sets forth information with respect to the chief executive officer and the only executive officers of the Company who received total annual salary and bonus for the fiscal year ended December 31, 1995, in excess of $100,000:

                   Summary Compensation Table

                                                                                Long-Term Compensation
                                                                              --------------------------
                                        Annual Compensation (1)                               Securities
                                  -----------------------------------------    Restricted     Underlying
Name and Principal       Fiscal                                  All Other     Stock         Options and
       Position            Year     Salary        Bonus       Compensation     Awards           Warrants
- --------------------------------------------------------------------------------------------------------
Robert Knauss, Chief       1995    $120,000      $75,000(2)          $0           $0             125,000 (4)
 Executive Officer         1994      33,967            0              0            0              35,000
                           1993           0            0              0            0                   0

James Goodchild, Chief     1995    $120,000      $50,000(2)          $0           $0             140,000 (4)
 Operating and Financial   1994     115,583       30,000              0            0              50,000
 Officer                   1993      45,250            0              0            0              40,000

Thomas Glenister,          1995    $121,500      $50,000(2)          $0           $0              80,000 (4)
 President-Aviation        1994      35,000            0              0       60,000 (3)          20,000
 Group                     1993          --           --             --           --                  --

_______________________
(1) None of the named executive officers received perquisites or other benefits valued in excess of 10% of the total of reported annual salary and bonus.
(2) The bonus for 1995 will consist of cash payments of $37,500, $25,000 and $25,000 and the issuance of 25,000, 16,667 and
     16,667 shares of the Company's common stock to Messrs. Knauss, Goodchild and Glenister, respectively.
(3) The restricted stock award for Mr. Glenister in 1994 consists of a grant of 20,000 shares of the Company's common stock of which 10,000 shares vested in October 1995 and 10,000 shares will vest in October 1996.
(4) Of these options and warrants, 35,000, 50,000, and 20,000 stock options were originally granted in October 1994 to Messrs. Knauss, Goodchild and Glenister, respectively, at an exercise price of $2.875 per share. In August 1995, these options were repriced at $1.125 per share.

                                 12

Employment Agreements

      In January 1994, the Company entered into one-year employment agreements with Messrs. Knauss and Davier which provide for an annual base salary of $120,000 each. As of December 31, 1994, Messrs. Knauss and Davier had received only an aggregate of $63,967 pursuant to these agreements due to the Company's lack of liquidity. Each of Messrs. Knauss and Davier will receive an additional $40,000 under these agreements in 1995, and no additional amounts for 1994 will be paid. These agreements include provisions which prohibit the employee from competing with or engaging in the same business as the Company in any geographic area in which the Company is then doing business for a period of one year following the expiration of the employment period. The Company extended its agreement with Mr. Knauss for an additional year on the same terms and expects to extend the agreement again during 1996.

Stock Options

      In September 1992, the Company adopted its 1992 Equity Incentive Plan ("Plan"), which was amended effective March and December 1995. The Plan provides for the issuance of incentive stock options and non-qualified options. An aggregate of 1,500,000 shares of the Company's Common Stock may be issued pursuant to options granted under the Plan to employees, non-employee directors and consultants, subject to evergreen provisions included in the Plan. The Plan is administered by the compensation committee of the Company's Board of Directors. The compensation committee has the authority to determine, among other things, the size, exercise price, and other terms and conditions of awards made under the Plan. Subject to certain restrictions, the exercise price of incentive stock options may be no less than 100% of fair market value of a share of Common Stock on the date of grant. As of the date of this Prospectus, options to purchase an aggregate of 602,800 shares were outstanding under the Plan. Such options include: (i) options to purchase 247,000 shares of Common Stock at an exercise price of $1.125 per share, which options are currently exercisable and expire in October 1999, (ii) options to purchase 34,000 shares of Common Stock at an exercise price of $0.50 per share, which options are currently exercisable and expire in October 1999; (iii) options to purchase 98,800 shares of Common Stock at an exercise price of $0.50 per share, which options vest ratably over a three-year period commencing December 1994 and expire in December 1999; (iv) options to purchase 213,000 shares of Common Stock at an exercise price of $1.375 per share, which options are currently exercisable and expire in December 2000; and (v) options to purchase 10,000 shares of Common Stock at an exercise price of $1.875 per share, which options are currently exercisable and expire in April 2001. In August 1995, the Board of Directors repriced the options that were previously exercisable for $2.875 per share to $1.125 per share which is a price more consistent with current market prices. Such repricing was in consideration of services rendered in lieu of granting additional options to the holders.

      In April 1995, the Company issued 150,421 shares of Common Stock to a consultant at a price of $1.05 per share upon exercise of an outstanding option. In July 1995, the Company issued 149,579 shares at $.80 per share and 18,000 shares at $0.50 per share to consultants upon exercise of outstanding options. In December 1995 and January 1996, the Company issued an aggregate of 381,680 shares of Common Stock to a consultant at a price of $.735 per share upon exercise of an outstanding option.

      The following table shows, as to the named executive officers, information concerning individual grants of stock options and warrants during 1995.

              Option/Warrant Grants in Last Fiscal Year

                   Number of         % of Total Options/
                   Securities        Warrants
                   Underlying        Granted to           Exercise
                   Options/Warrants  Employees            Price            Expiration
Name               Granted           in 1995              Per Share        Date
- -------------------------------------------------------------------------------
Robert L. Knauss     90,000          20.59                $1.375          December 2000
                     35,000           8.01                $1.125(1)       October 1999
James W. Goodchild   90,000          20.59                $1.375          December 2000
                     50,000          11.44                $1.125(1)       October 1999
Thomas Glenister     60,000          13.73                $1.375          December 2000
                     20,000           4.58                $1.125(1)       October 1999

_______________________
(1) These options were originally granted in October 1994 at an exercise price of $2.875 per share. In August 1995, these options were repriced at $1.125 per share.

                                  13

      The following table shows, as to the named executive officers, information concerning aggregate stock option and warrant exercises during 1995 and the stock option and warrant values as of December 31, 1995.

     Aggregated Option and Warrant Exercises in Last Fiscal Year and Year End Option and Warrant Values

                                                            Number of
                                                           Securities                 Value of
                                                           Underlying              Unexercised
                                                          Unexercised             In-the-Money
                                                  Options/Warrants at      Options/Warrants at
                                                    December 31, 1995        December 31, 1995
                   Shares Acquired                       Exercisable/             Exercisable/
Name                   on Exercise    Value Realized    Unexercisable            Unexercisable
- -----------------------------------------------------------------------------------------------
Robert L. Knauss         0                   $0         79,500/60,000          $44,000/$22,500
James W. Goodchild       0                    0        113,667/73,333          $81,084/$39,166
Thomas Glenister         0                    0         40,000/40,000          $20,000/$15,000


     The Company has not established, nor does it provide for, long-term incentive plans or defined benefit or actuarial plans.

Certain Transactions

      In March 1991, Messrs. Knauss, Davier and Gregory were each issued 500,000 shares of Common Stock for $37,000 each. In March 1991, Mr. Padegs subscribed for, and subsequently purchased, for an aggregate amount of $88,140, a total of 150,000 shares of Common Stock. In April 1992, Mr. Reynolds purchased 40,000 shares for $100,000. In June 1993, Mr. Reynolds purchased an additional 10,000 shares of Common Stock for $25,000.

      From March 1991 through December 1994, Mr. Knauss advanced to the Company a total of $253,220 of which $128,220 was on an interest-free basis. Of this amount, $40,000 was repaid in 1993, and $88,220 was repaid in May 1994 with proceeds from the Company's initial public offering. In October and December 1994, Mr. Knauss advanced an aggregate of $125,000, bearing interest at a rate of 10% per
annum.    In connection with these advances, the Company issued  Mr.
Knauss warrants to purchase an aggregate of 12,500 shares of Common Stock at a price of $1.00 per share, which warrants became
exercisable  in  August 1995 and expire in October 1999.   Effective
June 30, 1995, $125,000 in aggregate principal amount of notes payable to Mr. Knauss was converted to 12,500 shares of Preferred
Stock,  convertible into 62,500 shares of Common Stock.   In  August
1995, the Board of Directors approved a bonus to Mr. Knauss for his efforts in connection with the Air Baltic transaction. Such bonus will consist of 25,000 shares to be issued and a $37,500 cash payment to be paid in 1996. In December 1995, Mr. Knauss advanced an aggregate of $20,000 bearing interest at a rate of 10% per annum, which was repaid in March 1996. In connection with this advance, the Company issued Mr. Knauss warrants to purchase an aggregate of 2,000 shares of Common Stock at a price of $1.00 per share, which warrants are currently exercisable and expire in December 2000. In December 1995, the Company granted Mr. Knauss warrants to purchase 90,000 shares of Common Stock at a price of $1.375 per share for services rendered, which one-third of the warrants became exercisable in December 1995, one-third in December 1996, and one-third in December 1997.

      From January 1992 through March 1995, the Gregory Family Partnership, an affiliate of Dr. Gregory, advanced to the Company a total of $447,161, of which $212,161 was on an interest-free basis. Of this amount, $53,614 was repaid in 1993, and $158,547 was repaid in May 1994 with proceeds from the Company's initial public offering. In October and December 1994, this affiliate advanced an aggregate of $135,000, bearing interest at a rate of 10% per annum, and maturing on March 31, 1996. In connection with these advances, the Company issued Dr. Gregory's affiliate warrants to purchase an aggregate of 13,500 shares of Common Stock at a price of $1.00 per share, which warrants became exercisable in August 1995 and expire in October 1999. In March 1995, this affiliate loaned an additional $100,000 to the Company, which loan bears interest at a rate of 10% per annum. In connection with this loan, Dr. Gregory's affiliate received a warrant to purchase 10,000 shares at an exercise price of $1.00 per share, which warrant became exercisable in August 1995 and expires in October 1999. Effective June 30, 1995, $235,000 in aggregate principal amount of notes payable to Dr. Gregory or his affiliates was converted to 23,500 shares of Preferred Stock, which are convertible into 117,500 shares of Common Stock. In December 1995, an affiliate of Dr. Gregory advanced an aggregate of $20,000 bearing interest at a rate of 10% per annum, which was repaid in March 1996. In connection with this advance, the Company issued Dr. Gregory's affiliate warrants to purchase an aggregate of 2,000 shares of Common Stock at a price of $1.00 per share, which warrants are currently exercisable and expire in December 2000.

                                  14

      From January 1992 through October 1994, Mr. Davier advanced to the Company a total of $150,736, of which $100,736 was on an interest-free basis. Of this amount, $14,980 was repaid in 1993 and $85,756 was repaid in May 1994 with proceeds from the Company's initial public offering. The remaining balance of $50,000 was advanced in October 1994, bears interest at a rate of 10% per annum. In connection with the October 1994 advance, the Company issued Mr. Davier a warrant to purchase 5,000 shares of Common Stock at a price of $1.00 per share, which warrant became exercisable in August 1995 and expires in October 1999. Effective June 30, 1995, the 50,000 note payable to Mr. Davier was converted to 5,000 shares of Preferred Stock, which are convertible into 25,000 shares of Common Stock.

     In June 1993, Baltic World Holdings, a company owned by Messrs. Davier, Knauss and Gregory, on behalf of the Company, advanced $144,000 to BIA, bearing interest at a rate of 12% per annum,
payable   in  four  quarterly  payments  of  principal  and  accrued interest. In September 1993, such affiliate assigned all of its rights as creditor to the Company and to date BIA has made no payments to the Company. In addition, this affiliate originally owned 50% of BCS on behalf of the Company, and, in September 1993, assigned its 50% interest in BCS to the Company, effective March 1994.

      Consulting fees in the amount of $10,000, $20,000 and $0 were paid to Capricorn Travel, a company controlled by Mr. Davier, during 1993, 1994 and 1995, respectively.

      During 1993, Messrs. Knauss, Davier and Gregory pledged 15% of the then issued and outstanding shares of Company Common Stock to secure the repayment of an aggregate principal amount of $623,340 of bridge loan financing. Such bridge loans were repaid in May 1994 with proceeds from the Company's initial public offering and the pledged shares were released.

      In May 1994, Baltic World Holdings, a company owned by Messrs. Knauss, Davier and Gregory leased two Boeing 727 aircraft from an unaffiliated third party for an aggregate monthly lease payment of $61,378. These airplanes are subleased by this affiliate to BIA for an aggregate monthly lease payment of $80,000. The Company believes that this arrangement is fair for the following reasons: (i) the Company guarantees the lease payments and manages the lease of the aircraft; (ii) as a foreign entity, it is unlikely that BIA would have had access to the aircraft without the assistance of the Company; and (iii) the Company was able to negotiate a favorable lease rate. The affiliate has assigned all of the revenues and expenses under the leases and subleases to the Company and the Company guarantees the affiliate's obligations under the leases. The leases and subleases terminate in July 1996. The Company has negotiated with the owner of the aircraft to return the aircraft prior to the end of the leases.

      In October 1994, Mr. Padegs advanced to the Company $25,000. This indebtedness bears interest at a rate of 10% per annum. In connection with the October 1994 advance, the Company issued Mr. Padegs a warrant to purchase 2,500 shares of Common Stock at a price of $1.00 per share, which warrant became exercisable in August 1995 and expires in October 1999. In March 1995, Mr. Padegs advanced $50,000 to the Company, which loan bears interest at a rate of 10% per annum. In connection with this loan, Mr. Padegs received a warrant to purchase 5,000 shares at an exercise price of $1.00 per share, which warrant became exercisable in August 1995 and expires in October 1999. Effective June 30, 1995, $75,000 in aggregate principal amount of notes payable to Mr. Padegs was converted to 7,500 shares of Preferred Stock, which are convertible into 37,500 shares of Common Stock. In December 1995, Mr. Padegs advanced an aggregate of $20,000, bearing interest at a rate of 10% per annum, which was repaid in March 1996. In connection with this advance, the Company issued Mr. Padegs warrants to purchase an aggregate of 2,000 shares of Common Stock at a price of $1.00 per share, which warrants are currently exercisable in December 1995 and expire in December 2000.

      In December 1994, Mr. Goodchild advanced to the Company $50,000. This indebtedness bears interest at a rate of 10% per annum. In connection with this advance, Mr. Goodchild received a warrant to purchase 5,000 shares at an exercise price of $1.00 per share, which warrant became exercisable in August 1995 and expires in October 1999. Effective June 30, 1995, the $50,000 note payable to Mr. Goodchild was converted to 5,000 shares of Preferred Stock, which are convertible into 25,000 shares of Common Stock. In August 1995, the Board of Directors approved a bonus to Mr. Goodchild for his efforts in connection with the Air Baltic transaction. Such bonus will consist of 16,667 shares to be issued and a $25,000 cash payment to be paid in 1996. In December 1995, Mr. Goodchild advanced an aggregate of $20,000, bearing interest at a rate of 10% per annum, which was repaid in March 1996. In connection with this advance, the Company issued Mr. Goodchild warrants to purchase an aggregate of 2,000 shares of Common Stock at a price of $1.00 per share, which warrants are currently exercisable and expire in December 2000. In December 1995, the Company granted Mr. Goodchild warrants to purchase 90,000 shares of Common Stock at a price of $1.375 per share, which one-third of the warrants became exercisable in December 1995, one-third in December 1996, and one-third in December 1997.

                                 15

      In December 1994, Mr. Knauss guaranteed a $50,000 bank loan to the Company. In March 1995, the principal amount of this loan was increased to $100,000, the interest rate was increased from 10.5% to 11.25% per annum, and Mr. Davier was added as a guarantor. The balance of the loan is $75,000 at December 31, 1995 which matured in January 1996. The Company has renegotiated an extension to July 1996 with a $25,000 principal reduction which the Company has made.

      In June 1995, Mr. Sandler purchased 25,000 shares of Common Stock for $25,000. In August 1995, the Company issued a warrant to purchase 55,000 shares at an exercise price of $1.00 per share to Mr. Sandler for services rendered prior to his election to the board. This warrant expires in August 2000.

      Management believes that all prior related party transactions are on terms no less favorable to the Company as could be obtained from unaffiliated third parties. All ongoing and future transactions with such persons, including any loans to such persons, will be approved by a majority of disinterested, independent outside members of the Company's Board of Directors.

                            OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                        COST OF SOLICITATION

      The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                        STOCKHOLDER PROPOSALS

      Proposals by stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than January 18, 1997.

                              By Order of the Board of Directors


                              /s/ Jo Ann Johnson

                              Jo Ann Johnson, Secretary

Houston, Texas
May 24, 1996


                                  16